Palmer Square Income Plus Fund

Class T (Ticker Symbol: PSTPX)

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated February 6, 2025, to the Statement of Additional information (“SAI”)

dated October 31, 2024

Effective immediately, the first paragraph under the “Investment Company Shares” section of the SAI, is deleted and replaced with the following.

Each Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and ETFs, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.  Each Fund’s investment in other investment companies may include investments in other funds managed by the Advisor. The Advisor will waive its management fees with respect to the portion of the applicable Fund’s assets invested in other funds managed by the Advisor.

Please file this Supplement with your records.